EXHIBIT 99.2
AmerUs Group Co.
Financial Supplement
Second Quarter 2005

AmerUs Group Co.
Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
Earnings:	2005	2004	2005	2004

Net Income	$35,567	$48,776	$97,055	$81,905

Adjustments for:

Realized/unrealized (gains) losses on open block assets	958	6,044	888	22,132

Net amortization of DAC and VOBA due to open block gains or losses	316	(21)	121	889

Net effect of derivative related market value adjustments	9,874	860	15,075	(622)

Other (income) loss from non-insurance operations	(7)	(815)	219	(696)

Income tax items	244	(13,109)	(19,683)	(18,291)

Income from discontinued operations	—	—	—	(3,899)

Cumulative effect of change in accounting	—	—	—	510

Adjusted Net Operating Income (1)	$46,952	$41,735	$93,675	$81,928

Basic Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$1.20	$1.06	$2.38	$2.08

Net Income per Share	$0.91	$1.24	$2.46	$2.08

Weighted Average Shares Outstanding	39,265	39,327	39,412	39,342

Diluted Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$1.10	$1.02	$2.19	$2.02

Net Income per Share	$0.83	$1.20	$2.27	$2.02

Weighted Average Shares Outstanding	42,752	40,760	42,845	40,619

Capitalization:	6/30/2005	12/31/2004

Bank Borrowings	$100,000	$—
Senior Notes	—	125,000
PRIDES	143,750	143,750
OCEANs	189,981	189,212
Surplus Note	25,000	25,000
Other Borrowings	37,151	37,438
Capital Securities — AmerUs Capital I	50,755	50,755

Total Notes Payable	546,637	571,155

Stockholders’ Equity (excluding AOCI) (5)	1,589,074	1,508,799

Total Capitalization (excluding AOCI) (5)	$2,135,711	$2,079,954

AOCI — Unrealized Gains / (Losses)	128,440	114,670

Total Capitalization (including AOCI)	$2,264,151	$2,194,624

Book Value per Share (3) (5):
including AOCI	$43.94	$41.20
excluding AOCI	$40.65	$38.29

Debt-to-Capital Ratio (4):
A. M. Best	17.05%	18.70%
Fitch	19.46%	21.16%
Moody’s	22.23%	24.00%
Standard & Poor’s	10.60%	12.46%

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income. Management uses this measure for the reasons and purposes detailed in footnote (1) above.

(3)	Common shares outstanding at 6/30/2005 and 12/31/2004 were 39,091,588 and 39,400,663, respectively.

(4)	Debt-to-Capital Ratio is defined and used by rating agencies to measure the level of debt as compared to equity for an organization. For A. M. Best, the PRIDES are treated as 60% equity and AmerUs Capital I and the OCEANs are treated as 40% equity. For Fitch, the PRIDES are treated as 70% equity, AmerUs Capital I is treated as 60% equity and the OCEANs are treated as 100% debt. For Moody’s, AmerUs Capital I and the OCEANs are treated as 100% debt and the PRIDES are treated as 50% debt and 50% equity. For Standard & Poor’s, the PRIDES, AmerUs Capital I and OCEANs are treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $64,129 and $71,724 as of June 30, 2005 and December 31, 2004, respectively. Management believes that excluding accumulated other comprehensive income (AOCI) assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

(5)	Stockholders’ equity, total capitalization and book value (excluding AOCI) are non-GAAP financial measures which management uses for the reasons and purposes detailed in footnote (4) above. Stockholders’ equity including AOCI amounted to $1,717.5 million at June 30, 2005 and $1,623.5 million at December 31, 2004.

AmerUs Group Co.
Consolidated Income Statement
($ in thousands)

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Revenues:
Insurance premiums	$61,001	$63,791	$123,547	$134,528
Product charges	54,638	54,284	113,671	103,846
Net investment income	277,040	251,311	545,751	508,186
Realized/unrealized capital gains (losses)	6,266	(44,550)	(42,678)	(44,635)
Other income:
Income from Independent Marketing Organizations	7,153	7,327	16,164	14,063
Other	4,076	4,877	7,621	9,843

Total Revenue	410,174	337,040	764,076	725,831

Benefits and Expenses:
Policyowner benefits — traditional life	59,268	69,051	119,200	131,816
Policyowner benefits — investment and UL contracts	184,935	99,299	294,586	274,963
Operating expenses	32,847	32,624	65,524	60,828
Expenses from Independent Marketing Organizations	5,572	6,219	13,503	10,715
Amortization — DAC and VOBA	35,058	58,278	87,801	106,189
Dividends to policyowners	31,864	10,936	51,867	36,420

Total Benefits and Expenses	349,544	276,407	632,481	620,931

Interest expense:
Interest on bank debt	188	—	188	123
Interest on Senior Notes	2,172	2,172	4,344	4,344
Interest on Capital Securities (AmerUs Capital I)	1,123	1,123	2,128	2,128
Interest on PRIDES	1,998	1,998	3,996	3,996
Interest on OCEANs	1,964	1,839	3,803	3,677
Interest on Surplus Note	542	541	1,083	1,083
Interest on other borrowings	204	263	429	983

Total interest expense	8,191	7,936	15,971	16,334

Income before income tax expense	52,439	52,697	115,624	88,566

Income tax (expense)	(16,872)	(3,921)	(18,569)	(10,050)

Income from discontinued operations, net of tax	—	—	—	3,899

Cumulative effect of change in accounting, net of tax	—	—	—	(510)

Net income	$35,567	$48,776	$97,055	$81,905

Weighted Average Common Shares Outstanding:
Basic	39,264,504	39,327,182	39,412,211	39,342,363

Diluted	42,751,912	40,760,364	42,845,240	40,619,242

AmerUs Group Co.
Operating Segment Income
($ in thousands)

For The Three Months Ended June 30, 2005
	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$59,569	$1,056	$376	$61,001
Product charges	40,646	13,992	—	54,638
Net investment income	92,983	183,553	504	277,040
Realized/unrealized losses on closed block investments	(40)	—	—	(40)
Other income:
Income from Independent Marketing Organizations	—	7,153	—	7,153
Other	857	2,663	544	4,064

	194,015	208,417	1,424	403,856

Benefits and expenses:
Policyowner benefits	79,174	132,895	427	212,496
Underwriting, acquisition, and other expenses:
Operating expenses	19,486	6,901	6,460	32,847
Expenses from Independent Marketing Organizations	—	5,572	—	5,572
Amortization of DAC and VOBA, net of open block loss adjustment of $8,208	22,107	21,159	—	43,266
Dividends to policyowners	31,862	2	—	31,864

	152,629	166,529	6,887	326,045

Segment pre-tax operating income	$41,386	$41,888	$(5,463)	77,811

Realized/unrealized losses on open block assets				(1,517)

Unrealized gains on open block options and trading investments				7,823

Change in option value of indexed products and market value adjustments on total return strategy annuities				(31,745)

Cash flow hedge amortization				38

Amortization of DAC and VOBA due to open block gains and losses				8,208

Other income from non-insurance operations				12

Income from continuing operations				60,630

Interest (expense)				(8,191)

Income tax (expense)				(16,872)

Net income				$35,567

AmerUs Group Co.
Operating Segment Income
($ in thousands)

For The Three Months Ended June 30, 2004
	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$62,427	$859	$505	$63,791
Product charges	41,640	12,644	—	54,284
Net investment income	81,186	168,218	1,907	251,311
Realized/unrealized losses on closed block investments	(4,473)	—	—	(4,473)
Other income::
Income from Independent Marketing Organizations	—	7,327	—	7,327
Other	928	2,626	(37)	3,517

	181,708	191,674	2,375	375,757
Benefits and expenses:
Policyowner benefits	91,205	114,261	(179)	205,287
Underwriting, acquisition, and other expenses:
Operating expenses	19,115	7,106	6,403	32,624
Expenses from Independent Marketing Organizations	—	6,219	—	6,219
Amortization of DAC and VOBA, net of open block loss adjustment of $7,002	25,527	25,749	—	51,276
Dividends to policyowners	10,934	2	—	10,936

	146,781	153,337	6,224	306,342

Segment pre-tax operating income	$34,927	$38,337	$(3,849)	69,415

Realized/unrealized losses on open block assets				(8,851)

Unrealized losses on open block options and trading investments				(31,226)

Change in option value of indexed products and market value adjustments on total return strategy annuities				37,288

Cash flow hedge amortization				(351)

Amortization of DAC and VOBA due to open block gains and losses				(7,002)

Other income from non-insurance operations				1,360

Income from continuing operations				60,633

Interest (expense)				(7,936)

Income tax (expense)				(3,921)

Net income				$48,776

AmerUs Group Co.
Operating Segment Income
($ in thousands)

For The Six Months Ended June 30, 2005
	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$121,052	$1,536	$959	$123,547
Product charges	87,723	25,948	—	113,671
Net investment income	179,869	365,199	683	545,751
Realized/unrealized gains on closed block investments	90	—	—	90
Other income:
Income from Independent Marketing Organizations	—	16,164	—	16,164
Other	1,718	5,204	1,064	7,986

	390,452	414,051	2,706	807,209

Benefits and expenses:
Policyowner benefits	168,375	257,623	454	426,452
Underwriting, acquisition, and other expenses:
Operating expenses	37,879	14,161	13,484	65,524
Expenses from Independent Marketing Organizations	—	13,503	—	13,503
Amortization of DAC and VOBA, net of open block loss adjustment of $5,383	46,978	46,206	—	93,184
Dividends to policyowners	51,864	3	—	51,867

	305,096	331,496	13,938	650,530

Segment pre-tax operating income	$85,356	$82,555	$(11,232)	156,679

Realized/unrealized losses on open block assets				(1,340)

Unrealized losses on open block options and trading investments				(41,428)

Change in option value of indexed products and market value adjustments on total return strategy annuities				12,589

Cash flow hedge amortization				77

Amortization of DAC and VOBA due to open block gains and losses				5,383

Other income from non-insurance operations				(365)

Income from continuing operations				131,595

Interest (expense)				(15,971)

Income tax (expense)				(18,569)

Net income				$97,055

AmerUs Group Co.
Operating Segment Income
($ in thousands)

For The Six Months Ended June 30, 2004
	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$132,143	$1,582	$803	$134,528
Product charges	77,099	26,747	—	103,846
Net investment income	162,444	342,481	3,261	508,186
Realized/unrealized losses on closed block investments	(3,643)	—	—	(3,643)
Other income:
Income from Independent Marketing Organizations	—	14,063	—	14,063
Other	1,834	5,377	1,471	8,682

	369,877	390,250	5,535	765,662

Benefits and expenses:
Policyowner benefits	184,600	235,079	(158)	419,521
Underwriting, acquisition, and other expenses:
Operating expenses	36,073	13,438	11,317	60,828
Expenses from Independent Marketing Organizations	—	10,715	—	10,715
Amortization of DAC and VOBA, net of open block loss adjustment of $5,742	44,768	55,679	—	100,447
Dividends to policyowners	36,418	2	—	36,420

	301,859	314,913	11,159	627,931

Segment pre-tax operating income	$68,018	$75,337	$(5,624)	137,731

Realized/unrealized losses on open block assets				(33,581)

Unrealized losses on open block options and trading investments				(7,411)

Change in option value of indexed products and market value adjustments on total return strategy annuities				13,555

Cash flow hedge amortization				(813)

Amortization of DAC and VOBA due to open block gains and losses				(5,742)

Other income from non-insurance operations				1,161

Income from continuing operations				104,900

Interest (expense)				(16,334)

Income tax (expense)				(10,050)

Income from discontinued operations, net of tax				3,899

Cumulative effect of change in accounting, net of tax				(510)

Net income				$81,905

AmerUs Group Co.
Consolidated Balance Sheets
($ in thousands)

	June 30,	December 31,
	2005	2004
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$16,481,895	$15,646,653
Equity securities	76,006	77,024
Short-term investments	11,954	2,979
Securities held for trading purposes:
Fixed maturity securities	1,559,922	1,718,125
Equity securities	33	15,468
Mortgage loans	931,066	865,733
Policy loans	485,371	486,071
Other investments	346,616	374,240

Total investments	19,892,863	19,186,293

Cash and cash equivalents	650,045	478,441
Accrued investment income	225,608	222,294
Premiums, fees and other receivables	41,413	39,688
Income taxes receivable	30,296	—
Reinsurance receivables	684,299	666,493
Deferred policy acquisition costs	1,392,276	1,248,009
Deferred sales inducements	177,622	137,538
Value of business acquired	354,861	374,792
Goodwill	228,869	226,291
Property and equipment	45,393	46,114
Other assets	300,533	296,409
Separate account assets	224,294	248,507

Total Assets	$24,248,372	$23,170,869

AmerUs Group Co.
Consolidated Balance Sheets
($ in thousands)

	June 30,	December 31,
	2005	2004
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$18,711,861	$17,923,329
Policyowner funds	1,471,974	1,419,762

Sub-total	20,183,835	19,343,091

Accrued expenses and other liabilities	1,008,665	837,514
Dividends payable to policyowners	364,695	322,037
Policy and contract claims	68,453	70,465
Income taxes payable	—	9,299
Deferred income taxes	134,279	145,332
Notes payable:
Bank debt	100,000	—
Senior notes	—	125,000
PRIDES	143,750	143,750
OCEANs	189,981	189,212
Surplus note	25,000	25,000
AmerUs Capital I	50,755	50,755
Other borrowings	37,151	37,438
Separate account liabilities	224,294	248,507

Total Liabilities	22,530,858	21,547,400

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—
Common Stock, no par value, 230,000,000 shares authorized; 44,569,825 shares issued and 39,091,588 shares outstanding in 2005; 44,225,902 shares issued and 39,400,663 shares outstanding in 2004	44,570	44,226
Additional paid-in capital	1,206,088	1,198,379
Accumulated other comprehensive income	128,440	114,670
Unearned compensation	(2,389)	(1,238)
Retained earnings	528,966	431,911
Treasury stock, at cost (5,478,237 shares in 2005 and 4,825,239 shares in 2004)	(188,161)	(164,479)

Total Stockholders’ Equity	1,717,514	1,623,469

Total Liabilities and Stockholders’ Equity	$24,248,372	$23,170,869

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)
June 30, 2005

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$16,481,895	$(629,815)	$15,852,080
Equity securities	76,006	(1,355)	74,651
Short-term investments	11,954	(65)	11,889
Securities held for trading purposes:
Fixed maturity securities	1,559,922	—	1,559,922
Equity securities	33	—	33
Mortgage loans	931,066	—	931,066
Policy loans	485,371	—	485,371
Other investments	346,616	(1,730)	344,886

Total invested assets	19,892,863	(632,965)	19,259,898

Cash and cash equivalents	650,045	—	650,045
Accrued investment income	225,608	—	225,608
Premiums, fees and other receivables	41,413	—	41,413
Income taxes receivable	30,296	—	30,296
Reinsurance receivables	684,299	—	684,299
Deferred policy acquisition costs	1,392,276	180,745	1,573,021
Deferred sales inducements	177,622	24,709	202,331
Value of business acquired	354,861	61,744	416,605
Goodwill	228,869	—	228,869
Property and equipment	45,393	—	45,393
Other assets	300,533	—	300,533
Separate account assets	224,294	—	224,294

Total Assets	$24,248,372	$(365,767)	$23,882,605

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)
June 30, 2005

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$18,711,861	$—	$18,711,861
Policyowner funds	1,471,974	1,824	1,473,798

	20,183,835	1,824	20,185,659

Accrued expenses and other liabilities	1,008,665	(16,973)	991,692
Dividends payable to policyowners	364,695	(156,061)	208,634
Policy and contract claims	68,453	—	68,453
Deferred income taxes	134,279	(66,117)	68,162
Notes payable:
Bank debt	100,000	—	100,000
PRIDES	143,750	—	143,750
OCEANs	189,981	—	189,981
Surplus note	25,000	—	25,000
AmerUs Capital I	50,755	—	50,755
Other borrowings	37,151	—	37,151
Separate Account liabilities	224,294	—	224,294

Total Liabilities	22,530,858	(237,327)	22,293,531

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—	—
Common Stock, no par value, 230,000,000 shares authorized; 44,569,825 shares issued and 39,091,588 shares outstanding in 2005;	44,570	—	44,570
Additional paid-in capital	1,206,088	—	1,206,088
Accumulated other comprehensive income	128,440	(128,440)	—
Unearned compensation	(2,389)	—	(2,389)
Retained earnings	528,966	—	528,966
Treasury stock, at cost (5,478,237 shares in 2005)	(188,161)	—	(188,161)

Total Stockholders’ Equity	1,717,514	(128,440)	1,589,074

Total Liabilities and Stockholders’ Equity	$24,248,372	$(365,767)	$23,882,605

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.
Product Mix
($ in thousands)

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Protection Products Repetitive Premiums (1):

Interest-Sensitive Whole Life	127	1,411	233	4,829

Term and Other Life	3,348	3,580	6,405	7,155

Universal Life	3,390	9,235	8,261	16,769

Indexed Life	24,184	19,291	42,210	36,594

Total Repetitive Premiums	$31,049	$33,517	$57,109	$65,347

Accumulation Deposits (1):
Annuity Premiums:
Deferred Fixed Annuity:
Traditional Annuity	$69,478	$78,577	$138,360	$160,747
Indexed Annuity	643,026	348,482	1,146,096	645,357

Sub-total	712,504	427,059	1,284,456	806,104

Variable Annuity	593	806	1,138	1,658
Funding Agreements	26,200	85,000	26,200	85,000

Total Accumulation Deposits	$739,297	$512,865	$1,311,794	$892,762

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

AmerUs Group Co.
Sources of Business
($ in thousands)

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Protection Products Repetitive Premiums (1):
Career Marketing Organizations (CMOs)	$8,916	$8,691	$15,250	$14,972

Personal producing general agent (PPGA)	11,088	14,310	21,814	29,751

Independent Agent Force (2)	11,045	10,516	20,045	20,624

Total Repetitive Premiums	$31,049	$33,517	$57,109	$65,347

Accumulation Deposits (1):
Preferred Producer (Career)	$39,753	$32,666	$84,668	$65,196

Personal Producing General Agent (PPGA)	9,279	6,046	15,530	13,861

Independent Agent Force (2)	664,065	389,153	1,185,396	728,705

Funding Agreements	26,200	85,000	26,200	85,000

Total Accumulation Deposits	$739,297	$512,865	$1,311,794	$892,762

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

AmerUs Group Co.
Investment Summary
(Including Closed Block)
($ in thousands)

	June 30, 2005
	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Portfolio Composition:
Cash and cash equivalents	$650,045	$—	$—	$650,045
Securities available-for-sale:
Investment grade bonds	14,638,757	622,591	(33,872)	15,227,476
Non-investment grade bonds	1,213,323	51,646	(10,550)	1,254,419
Equity securities	74,651	1,357	(2)	76,006
Short-term investments	11,889	66	(1)	11,954
Securities for trading:
Investment grade bonds	1,426,929	—	—	1,426,929
Non-investment grade bonds	132,993	—	—	132,993
Equity securities	33	—	—	33
Mortgage loans	931,066	—	—	931,066
Policy loans	485,371	—	—	485,371
Other invested assets	346,592	24	—	346,616

Total	$19,911,649	$675,684	$(44,425)	$20,542,908

	December 31, 2004
	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Portfolio Composition:
Cash and cash equivalents	$478,441	$—	$—	$478,441
Securities available-for-sale:
Investment grade bonds	13,948,355	524,527	(44,938)	14,427,944
Non-investment grade bonds	1,153,368	69,890	(4,549)	1,218,709
Equity securities	74,770	2,468	(214)	77,024
Short-term investments	2,952	51	(24)	2,979
Securities for trading:
Investment grade bonds	1,592,208	—	—	1,592,208
Non-investment grade bonds	125,917	—	—	125,917
Equity securities	15,468	—	—	15,468
Mortgage loans	865,733	—	—	865,733
Policy loans	486,071	—	—	486,071
Other invested assets	373,820	420	—	374,240

Total	$19,117,103	$597,356	$(49,725)	$19,664,734

	June 30, 2005	December 31, 2004
Investment Portfolio Data (1):
Average NAIC Rating	1.48	1.48
Average Life	9.44	8.58
Effective Duration	6.08	5.73
Weighted Average Book Yield	5.69	5.71

	June 30, 2005			December 31, 2004
	Amortized Cost	% of FMS	% of TIA (2)	Amortized Cost	% of FMS	% of TIA (2)
High Yield Securities:
NAIC 3	$821,748	4.72%	4.13%	$809,718	4.81%	4.24%
NAIC 4	492,596	2.83%	2.47%	440,487	2.62%	2.30%
NAIC 5	29,814	0.17%	0.15%	27,196	0.16%	0.14%
NAIC 6	2,158	0.01%	0.01%	1,884	0.01%	0.01%

Total	$1,346,316	7.73%	6.76%	$1,279,285	7.60%	6.69%

(1)	Investment portfolio data reflects fixed maturity securities (FMS) managed by AmerUs Capital Management.

(2)	TIA — Total Invested Assets

AmerUs Group Co.
Investment Summary
(Including Closed Block)
($ in thousands)

	June 30, 2005			December 31, 2004
	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Fixed Maturity Securities by Category:
Government	$500,083	2.8%	2.4%	$548,387	3.2%	2.8%
Public Credit	10,119,427	56.1%	49.3%	9,662,584	55.8%	49.1%
Private Credit	2,302,222	12.8%	11.2%	2,102,978	12.1%	10.7%
Below Investment Grade	1,387,412	7.7%	6.7%	1,344,626	7.7%	6.8%
Mortgage-Backed (MBS)	2,118,921	11.7%	10.3%	2,020,643	11.6%	10.3%
Commercial Mortgage-Backed (CMBS)	1,225,149	6.8%	6.0%	1,119,225	6.4%	5.7%
Asset-Backed (ABS)	371,093	2.0%	1.8%	528,075	3.0%	2.7%
Redeemable Preferred Stock	17,510	0.1%	0.1%	38,260	0.2%	0.2%

Total	$18,041,817	100.0%	87.8%	$17,364,778	100.0%	88.3%

		June 30, 2005			December 31, 2004
		Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Fixed Maturity Securities by Quality:
NAIC Rating	S&P Equivalent
1	A- or higher	$11,350,580	62.9%	55.3%	$10,777,378	62.1%	54.8%
2	BBB- to BBB+	5,303,825	29.4%	25.8%	5,242,775	30.2%	26.7%

	Investment Grade	16,654,405	92.3%	81.1%	16,020,153	92.3%	81.5%

3	BB- to BB+	850,830	4.7%	4.1%	851,831	4.9%	4.3%
4	B- to B+	502,085	2.8%	2.4%	460,745	2.7%	2.3%
5 & 6	CCC+ or lower	34,497	0.2%	0.2%	32,049	0.1%	0.2%

		1,387,412	7.7%	6.7%	1,344,625	7.7%	6.8%

	Total	$18,041,817	100.0%	87.8%	$17,364,778	100.0%	88.3%

	June 30, 2005			December 31, 2004
	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Fixed Maturity Securities by Industry Sector:
Basic Industry	$866,064	4.8%	4.2%	$916,856	5.3%	4.7%
Capital Goods	917,928	5.1%	4.5%	902,254	5.2%	4.6%
Communications	1,323,669	7.3%	6.4%	1,304,250	7.5%	6.6%
Consumer Cyclical	1,124,035	6.2%	5.5%	1,247,607	7.2%	6.3%
Consumer Non Cyclical	1,718,849	9.5%	8.4%	1,691,226	9.7%	8.6%
Energy	1,177,949	6.5%	5.7%	1,059,864	6.1%	5.4%
Technology	257,868	1.4%	1.3%	228,994	1.3%	1.2%
Transportation	577,305	3.2%	2.8%	539,749	3.1%	2.7%
Industrial Other	230,012	1.3%	1.1%	146,919	0.8%	0.7%
Utilities	2,011,142	11.2%	9.8%	1,794,985	10.3%	9.1%
Financial Institutions	3,001,255	16.7%	14.6%	2,704,498	15.6%	13.9%

Sub-total	13,206,076	73.2%	64.3%	12,537,202	72.2%	63.8%

Other (1)	4,835,741	26.8%	23.5%	4,827,576	27.8%	24.5%

Total	$18,041,817	100.0%	87.8%	$17,364,778	100.0%	88.3%

(1)	Includes foreign and domestic government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	June 30, 2005			December 31, 2004
	Market Value	% of MBS	% of TIA	Market Value	% of MBS	% of TIA
Mortgage Backed Securities:
Pass-thru	$1,224,696	57.8%	6.0%	$1,296,699	64.2%	6.6%
Planned Amortization Class (PACs)	442,809	20.9%	2.1%	419,911	20.7%	2.1%
Sequential Pay	436,506	20.6%	2.1%	286,388	14.2%	1.5%
Adjustable Rate Mortgages (ARMs)	14,910	0.7%	0.1%	17,645	0.9%	0.1%

Total	$2,118,921	100.0%	10.3%	$2,020,643	100.0%	10.3%

AmerUs Group Co.
Policyowner Liability Characteristics — Annuities
($ in thousands)
June 30, 2005

			Indexed
	Fixed	Indexed	Derivatives	Indexed
	Annuities	Annuities	Market Value	Annuities
	Account Value	Account Value (4)	Adjustment	GAAP Reserves
FIXED DEFERRED ANNUITY SURRENDER CHARGE %:
Accrual Adjustment	$—	$23,563	$118	$23,681
No surrender charge	1,722,626	45,400	902	46,302
1 percent	65,248	7,734	(103)	7,631
2 percent	119,549	53,999	3,784	57,783
3 percent	150,964	193,519	24,243	217,762
4 percent	1,054,434	454,508	56,261	510,769
5 percent	421,268	199,468	22,792	222,260
6 percent	434,835	121,380	7,229	128,609
7 percent	399,945	110,944	1,535	112,479
8 percent	401,781	252,375	4,868	257,243
9 percent	448,497	431,816	5,293	437,109
10 percent or greater	1,000,489	4,413,914	45,107	4,459,021

Total	$6,219,636	$6,308,620	$172,029	$6,480,649

MARKET VALUE ADJUSTMENT PROTECTION:
MVA provision on contract	$394,876	$2,959,546	$29,272	$2,988,818
Total return strategy	—	1,263,563	(150)	1,263,413
Non-MVA	5,824,760	2,085,511	142,907	2,228,418

Total	$6,219,636	$6,308,620	$172,029	$6,480,649

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$249,360	$—	$—	$—
1 Year	4,920,184	—	—	—
Multi-year	1,050,092	—	—	—
Cumulative floor (1)	—	6,308,620	172,029	6,480,649

Total	$6,219,636	$6,308,620	$172,029	$6,480,649

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
2 percent	$383,336	$—	$—	$—
3 percent	2,825,625	—	—	—
3.25 percent	461,069	—	—	—
3.50 percent	624,057	—	—	—
4 percent	1,872,493	—	—	—
4.5 percent	53,056	—	—	—
Cumulative floor (1)	—	6,308,620	172,029	6,480,649

Total	$6,219,636	$6,308,620	$172,029	$6,480,649

CREDITED RATE VS. MINIMUM
GUARANTEED RATE DIFFERENTIAL (2) (3):
No Differential	$4,646,353	$—	$—	$—
0.0% - 0.5%	138,638	—	—	—
0.5% - 1.0%	250,680	—	—	—
1.0% - 1.5%	35,024	—	—	—
1.5% - 2.0%	50,537	—	—	—
2.0% - 2.5%	113,199	—	—	—
2.5% - 3.0%	75,701	—	—	—
Greater Than 3.0%	909,504	—	—	—
Cumulative floor (1)	—	6,308,620	172,029	6,480,649

Total	$6,219,636	$6,308,620	$172,029	$6,480,649

(1)	Indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain deferred sales inducements rates ranging from 1.5% to 3.0%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 275 basis points

(4)	Account value is a non-GAAP financial measure for indexed products. For GAAP, indexed product liabilities are to be stated at fair value in accordance with accounting for derivatives. The comparable GAAP measure is presented in the last column and the difference is the derivative market adjustment in the third column. The non-GAAP measure presentation is used by management to analyze potential future surrender charge income.

AmerUs Group Co.
Annuity Segment Spread
($ in thousands)

	Rolling 12 Months Ended
	June 30,
	2005	2004
ANNUITY SEGMENT SPREADS LTM:
Asset earned rate	5.76%	5.74%
Liability credited rate (1)	3.46%	3.57%

Product spread	2.30%	2.17%

	Rolling 12 Months Ended
	June 30, 2005
	GAAP	Adjustment (1)	Non-GAAP
COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION (2):

Investment income (3)	$627,451		$627,451

Average invested assets	$10,885,721		$10,885,721

Asset earned rate	5.76%		5.76%

Annuity segment benefit expense (1)	$404,734	$(19,134)	$385,600

Average annuity segment liabilities (1)	$11,279,296	$(140,593)	$11,138,703

Liability credited rate	3.58%		3.46%

Product spread	2.18%		2.30%

	Rolling 12 Months Ended
	June 30, 2004
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$576,721		$576,721

Average invested assets	$10,045,222		$10,045,222

Asset earned rate	5.74%		5.74%

Annuity segment benefit expense (1)	$377,944	$(15,374)	$362,570

Average annuity segment liabilities (1)	$10,286,221	$(146,362)	$10,139,859

Liability credited rate	3.67%		3.57%

Product spread	2.07%		2.17%

(1)	The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for indexed annuity products. For GAAP, indexed product liabilities are to be stated at fair value following derivative accounting. In addition, the liability credited rate excludes deferred sales inducements amortization from total benefit expense. For GAAP, effective January 1, 2004, deferred sales inducements amortization is included in benefit expense instead of DAC amortization. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section on this page. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the deferred sales inducements amortization that historically has not been a part of this measure.

(2)	The annuity segment spread calculation includes fixed annuity and indexed annuity products only. IL Annuity products, which we are no longer selling, and funding agreements are excluded from the calculation.

(3)	Excludes surrender charge income.

AmerUs Group Co.
Closed Block
($ in thousands)

	June 30,	December 31,
	2005	2004
LIABILITIES:
Future life and annuity policy benefits	$2,779,280	$2,804,222
Policyowner funds	7,780	8,096
Accrued expenses and other liabilities	10,361	32,140
Dividends payable to policyowners	157,777	161,475
Policy and contract claims	12,044	14,705
Policyowner dividend obligation	199,417	152,975

Total Liabilities	3,166,659	3,173,613

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	2,009,461	2,028,790
Mortgage loans	66,190	70,686
Policy loans	330,758	335,573
Other investments	—	34
Cash and cash equivalents	49,921	8,473
Accrued investment income	32,747	32,637
Premiums, fees and other receivables	53,091	59,369
Other assets	—	17

Total Assets	2,542,168	2,535,579

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$624,491	$638,034

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
REVENUES AND EXPENSES:
Insurance premiums	$42,998	$44,684	$84,885	$97,280
Product charges	1,445	1,311	3,146	1,401
Net investment income	40,361	36,235	74,780	71,969
Realized/unrealized gains (losses) on investments	(40)	(4,473)	90	(3,643)
Policyowner benefits	(45,282)	(58,495)	(95,403)	(113,665)
Underwriting, acquisition and other expenses	(631)	(918)	(1,188)	(2,007)
Dividends to policyowners	(29,823)	(9,019)	(47,991)	(32,418)

Contribution from the Closed Block before income taxes	$9,028	$9,325	$18,319	$18,917

AmerUs Group Co.
Additional Information
($ in thousands)

	June 30,	December 31,
	2005	2004
LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):
Traditional Life	$68,066,000	$67,769,000
Universal Life	19,667,000	19,848,000
Indexed Life	12,120,000	9,918,000

Total Life Insurance In Force	$99,853,000	$97,535,000

RESERVES (GAAP) (including Closed Block):
Traditional Life	$3,584,008	$3,551,648
Universal Life	1,606,169	1,587,787
Indexed Life	464,342	364,282

Total Life Insurance Reserves	5,654,519	5,503,717

Deferred Fixed Annuity	6,485,532	6,780,234
Indexed Annuity	6,480,693	5,551,184

Total Annuity Reserves	12,966,225	12,331,418

Total Reserves	$18,620,744	$17,835,135

NUMBER OF PRODUCERS:
Protection Products Segment:
Career Marketing Organizations	1,329	1,212
Personal Producing General Agents and sub-agents	5,284	5,158
Independent Agents — other than New York	13,155	11,885
Independent Agents — New York	6,091	5,658
Retail Broker / Dealers	712	712
Registered Representatives	17,781	17,811

Protection Products Segment — Total Agents	44,352	42,436

Accumulation Products Segment — Independent Agents	16,614	14,572

	June 30,	June 30,
	2005	2004
LIFE INSURANCE LAPSE RATE — LTM	6.2%	6.3%

ANNUITY WITHDRAWAL RATES — LTM
With Internal Replacements	9.4%	9.8%
Without Internal Replacements	7.8%	9.0%

(1)	Life insurance in force is a performance measure utilized by investors, analysts and the Company to assess the Company’s position in the industry.

AmerUs Group Co.
Additional Information
($ in thousands)

	Protection Products	Accumulation Products	AOCI
	Segment	Segment	Adjustment	Total
DAC ROLLFORWARD:
Beginning Balance — December 31, 2004	$628,355	$766,129	$(146,475)	$1,248,009

Capitalization	88,824	153,672	—	242,496

Amortization	(36,494)	(27,465)	—	(63,959)

FAS 115 Adjustment	—	—	(34,270)	(34,270)

Ending Balance — June 30, 2005	$680,685	$892,336	$(180,745)	$1,392,276

	Deferred
	Sales Inducements	VOBA
OTHER ROLLFORWARDS:
Beginning Balance — December 31, 2004	$137,538	$374,792

Capitalization	54,618	—

Amortization	(10,902)	(23,842)

FAS 115 Adjustment	(3,632)	3,911

Ending Balance — June 30, 2005	$177,622	$354,861

	2005	2006
CONTRIBUTION FROM THE CLOSED BLOCK:
First Quarter	$9,291	$9,103

Second Quarter	9,028	8,843

Third Quarter	8,772	8,588

Fourth Quarter	8,522	8,338

Total	$35,613	$34,872

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.
Income Tax Rate Reconciliation

	For The Six Months Ended
	June 30,
	2005	2004

Corporate federal income tax rate	35.00%	35.00%

Net benefit of tax credits	(0.05%)	(0.10%)

Dividend received deduction	(0.99%)	(0.88%)

Non-deductible expenses	0.81%	0.23%

Tax exempt income	(1.86%)	(2.67%)

State taxes on non-life operations	0.15%	0.21%

Provision releases and deferred income tax valuation allowance change	(17.02%)	(20.65%)

Other items, net	0.02%	0.21%

Effective tax rate	16.06%	11.35%

Corporate Profile
AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $24.2 billion in assets, AmerUs sells products in
50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries:
AmerUs Life Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life
Insurance Company; Indianapolis Life Insurance Company; Bankers Life Insurance Company of New York; and IL Securities, Inc.
AmerUs Group’s common stock is traded on the New York Stock Exchange (NYSE) Under the trading symbol “AMH”.
Corporate Headquarters
AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648
Common Stock and Dividend Information

			Dividend
	High	Low	Declared
2005
First Quarter	$49.08	$43.36	$0.00
Second Quarter	$48.50	$45.06	$0.00

2004
First Quarter	$41.00	$34.73	$0.00
Second Quarter	$41.70	$36.73	$0.00
Third Quarter	$41.51	$37.31	$0.00
Fourth Quarter	$45.68	$38.60	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar	Mellon Investor Service, LLC
Vice President — Investor Relations	P.O. Box 3315
Phone — (515) 362-3693	South Hackensack, NJ 07606-1915
Fax — (515) 362-3648	(800) 304-9709
e-mail: marty.ketelaar@amerus.com	www.melloninvestor.com
Annual Report and Other Information
Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2004 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.
AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2004, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.